                               AMENDMENT NO. 3 TO
                    AMENDED AND RESTATED MULTIPLE CLASS PLAN
                                       OF
            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                    AMERICAN CENTURY TARGET MATURITIES TRUST
                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

     THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED MULTIPLE CLASS PLAN is made as of the 1st day of March, 2002, by each of the above named corporations (the
"Issuers"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Amended and Restated Multiple Class Plan.

                                    RECITALS

     WHEREAS, the Issuers are parties to a certain Amended and Restated Multiple
Class Plan dated as of as of the 20th day of November, 2000, to be effective May
1, 2001, as amended by Amendment No. 1 dated August 1, 2001 and Amendment No. 2 dated December 3, 2001 (the "Plan"); and

     WHEREAS, American Century Government Income Trust. has added an
Institutional class of shares for Inflation-Adjusted Bond Fund (the "New
Class"); and

     WHEREAS, the parties desire to amend the Plan to add the New Class.

     NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

    1.     Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the Schedule A attached hereto.

    2.     After the date hereof, all references to the Plan shall be deemed to mean the Amended and Restated Multiple Class Plan, as amended to date and as amended by this Amendment No. 3.

    3.     In the event of a conflict between the terms of this Amendment No.3 and the Plan, as amended, it is the intention of the parties that the terms of this Amendment No. 3 shall control and the Plan shall be interpreted on that basis. To the extent the provisions of the Plan have not been amended by this Amendment No. 3, the parties hereby confirm and ratify the Plan.

    4.     This Amendment No. 3 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 as of the date first above written.

                        AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                        AMERICAN CENTURY GOVERNMENT INCOME TRUST
                        AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                        AMERICAN CENTURY TARGET MATURITIES TRUST
                        AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

                              BY:  /s/Charles A. Etherington
                                  Charles A. Etherington
                                  Vice President of each of the Issuers

                                                    SCHEDULE A

                                Companies and Funds Covered by this Multiclass Plan
------------------------------------------------------------ -------------- ------------------ --------------- ----------------
                                                               Investor       Institutional       Advisor             C
                    Fixed Income Funds                           Class            Class            Class            Class
------------------------------------------------------------ -------------- ------------------ --------------- ----------------
American Century California Tax-Free and Municipal Funds
*        California High-Yield Municipal
*        California Insured Tax-Free                              Yes              No                No              Yes
*        California Intermediate-Term Tax-Free                    Yes              No                No              Yes
*        California Long-Term Tax-Free                            Yes              No                No              Yes
                                                                  Yes              No                No              Yes
------------------------------------------------------------ -------------- ------------------ --------------- ----------------
American Century Government Income Trust
*        Ginnie Mae Fund (formerly GNMA Fund)
*        Government Agency Money Market Fund                      Yes              No               Yes              Yes
*        Tresury Fund (formerly Intermediate-Term Treasury        Yes              No               Yes              No
         Fund)                                                    Yes              No               Yes              No
*        Government Bond Fund (formerly Long-Term Treasury
         Fund)                                                    Yes              No               Yes              No
*        Short-Term Government Fund
*        Inflation-Adjusted Bond Fund (formerly Inflation         Yes              No               Yes              No
         Adjusted Treasury Fund)                                  Yes              Yes              Yes              No
------------------------------------------------------------ -------------- ------------------ --------------- ----------------
American Century International Bond Funds
*        International Bond Fund
                                                                  Yes              No               Yes              No
------------------------------------------------------------ -------------- ------------------ --------------- ----------------
American Century Investment Trust
*        Prime Money Market Fund                                  Yes              No               Yes              Yes
*        Diversifed Bond Fund                                     Yes              Yes              Yes              No
*        Premium Money Market Fund                                Yes              No                No              No
------------------------------------------------------------ -------------- ------------------ --------------- ----------------
*        American Century Municipal Trust
*        Arizona Municipal Bond Fund (formerly Arizona            Yes              No                No              Yes
         Intermediate-Term Municipal Fund)
*        Florida Municipal Bond Fund (formerly Florida
         Intermediate-Term Municipal Fund)                        Yes              No                No              Yes
*        High-Yield Municipal Fund
*        Tax-Free Bond Fund (formerly Intermediate-Term           Yes              No                No              Yes
         Tax-Free)                                                Yes              No                No              Yes
------------------------------------------------------------ -------------- ------------------ --------------- ----------------

------------------------------------------------------------ -------------- ------------------ --------------- ----------------
                                                               Investor       Institutional       Advisor             C
                       Equity Funds                              Class            Class            Class            Class
------------------------------------------------------------ -------------- ------------------ --------------- ----------------
American Century Target Maturities Trust
*        Target 2005 Fund
*        Target 2010 Fund                                         Yes              No               Yes              No
*        Target 2015 Fund                                         Yes              No               Yes              No
*        Target 2020 Fund                                         Yes              No               Yes              No
*        Target 2025 Fund                                         Yes              No               Yes              No
*        Target 2030 Fund                                         Yes              No               Yes              No
                                                                  Yes              No               Yes              Yes
------------------------------------------------------------ -------------- ------------------ --------------- ----------------
------------------------------------------------------------ -------------- ------------------ --------------- ----------------
American Century Quantitative Equity Funds
*        Equity Growth Fund
*        Income & Growth Fund                                     Yes              Yes              Yes              Yes
*        Global Gold Fund                                         Yes              Yes              Yes              Yes
*        Global Natural Resources Fund                            Yes              No               Yes              No
*        Small Cap Quantitative Fund                              Yes              No               Yes              No
*        Utilities Fund                                           Yes              Yes              Yes              No
                                                                  Yes              No               Yes              No
------------------------------------------------------------ -------------- ------------------ --------------- ----------------

By:      /s/Charles A. Etherington
Name:    Charles A. Etherington
Title:   Vice President
Date:    December 3, 2001